EXECUTION COPY

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment”), dated as of November 1, 2007, is entered into among J.P. Morgan Acceptance Corporation I, a Delaware corporation (the “Depositor”), HSBC Bank USA, National Association, as trustee (the “Trustee”) of J.P. Morgan Mortgage Trust 2007-A6 (the “Trust”), J.P. Morgan Mortgage Acquisition Corp. (“JPMorgan Acquisition”), National City Mortgage Co. (“National City”) and U.S. Bank National Association, as master servicer (the “Master Servicer”).

RECITALS

WHEREAS JPMorgan Acquisition and National City have entered into a certain Flow Master Seller’s Warranties and Servicing Agreement, dated as of February 24, 2004, as amended (the “Agreement”), pursuant to which JPMorgan Acquisition has acquired certain Mortgage Loans pursuant to the terms of the Agreement and National City has agreed to service such Mortgage Loans;

WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from JPMorgan Acquisition certain of the Mortgage Loans (the “Specified Mortgage Loans”) which are subject to the provisions of the Agreement and are listed on the mortgage loan schedule attached as Exhibit I hereto (the “Specified Mortgage Loan Schedule”);

WHEREAS, pursuant to the Agreement, National City has agreed to service the Specified Mortgage Loans for a Servicing Fee Rate of 0.25%; and

WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1.

Assignment and Assumption

(a)

On and as of the date hereof, JPMorgan Acquisition hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from JPMorgan Acquisition  (the “First Assignment and Assumption”), and National City hereby acknowledges the First Assignment and Assumption.

JPMorgan Acquisition specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under and all obligations of JPMorgan Acquisition with respect to any Mortgage Loans subject to the Agreement which are not the Specified Mortgage Loans.

(b)

On and as of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the “Second Assignment and Assumption”), and National City hereby acknowledges the Second Assignment and Assumption.

(c)

On and as of the date hereof, JPMorgan Acquisition represents and warrants to the Depositor and the Trustee that JPMorgan Acquisition has not taken any action that would serve to impair or encumber the respective ownership interests of the Depositor and the Trustee in the Specified Mortgage Loans since the date of JPMorgan Acquisition’s acquisition of the Specified Mortgage Loans.

2.

Recognition of Trustee

(a)

From and after the date hereof, both JPMorgan Acquisition and National City shall note the transfer of the Specified Mortgage Loans to the Trustee, in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans, and National City shall service the Specified Mortgage Loans for the benefit of the Trust pursuant to the Agreement, the terms of which are incorporated herein by reference. It is the intention of National City, the Depositor, the Trustee and JPMorgan Acquisition that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and JPMorgan Acquisition and their respective successors and assigns.

(b)

Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments and waivers under the Agreement.  Accordingly, the right of JPMorgan Acquisition to consent to any amendment of the Agreement and its rights concerning waivers as set forth in Sections 12.02 and 12.12, respectively, of the Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights or obligations under the Agreement with respect thereto (including, without limitation, the servicing of the Specified Mortgage Loans), solely by the Trustee as assignee of JPMorgan Acquisition.

3.

Representations and Warranties

(a)

The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of National City or JPMorgan Acquisition other than those contained in the Agreement or this Assignment.

(b)

Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

(c)

Each of the parties hereto represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(d)

National City hereby restates, as of the Closing Date (as defined in the Pooling and Servicing Agreement referred to below), the representations and warranties contained in Sections 3.01 and 3.02 of the Agreement, with respect to each of the Specified Mortgage Loans that were sold by it under the Agreement, to and for the benefit of the Depositor, the Trustee and the Trust, and by this reference incorporates such representations and warranties herein, as of such Closing Date.

4.

National City hereby acknowledges that U.S. Bank National Association has been appointed as the Master Servicer of the Mortgage Loans pursuant to the pooling and servicing agreement dated as of the date hereof among the Depositor, the Master Servicer, the Securities Administrator and the Trustee  (the “Pooling and Servicing Agreement”) for Mortgage Pass-Through Certificates, Series 2007-A6 and, therefore, has the right to enforce all obligations of National City under the Agreement. Such rights will include, without limitation, the right to terminate National City under the Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by National City under the Agreement, the right to receive all monthly reports and other data required to be delivered by National City under the Agreement, the right to examine the books and records of National City, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by JPMorgan Acquisition. National City shall make all distributions under the Agreement to the Master Servicer by wire transfer of immediately available funds to:

U.S. Bank National Association

ABA Number:  091000022

Account Name:  U.S. Bank Corporate Trust

Account number:  173103322058

For further credit to:

JPMMT 2007-A6,

Distribution Account Number:  119735000

National City shall deliver all reports required to be delivered under the Servicing Agreement to the Master Servicer at the following address:

U.S. Bank National Association

2121 Cliff Drive, #205

Eagan, MN 55122

Attention:  JPMMT 2007-A6

Telecopier:  (651) 365-6384

5.

Amendments to the Agreement

The parties to the Agreement hereby agree to amend the Agreement as follows:

(a)

The definition of “Qualified Substitute Mortgage Loan” is hereby amended solely with respect to the Specified Mortgage Loans by inserting the following:

“(vi) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan at substitution; (vii) have the same Adjustment Date as that of the Deleted Mortgage Loan; (viii) have a Minimum Mortgage Interest Rate not less than that of the Deleted Mortgage Loan; (ix) have a Maximum Mortgage Interest Rate not less than (and not more than 2% greater than) the Maximum Mortgage Interest Rate of the Deleted Mortgage Loan; (x) not permit conversion of the related Mortgage Interest Rate to a permanent fixed Mortgage Interest Rate; and (xi) be accompanied by an Opinion of Counsel that such Qualified Substitute Mortgage Loan would not adversely affect the REMIC status of any REMIC created under the Pooling and Servicing Agreement or would not otherwise be prohibited by the Pooling and Servicing Agreement.”

(b)

With respect to the Specified Mortgage Loans, “Eligible Investments” shall have the meaning of “Permitting Investments” as defined in the Pooling and Servicing Agreement.

(c)

Notwithstanding any provision in the Purchase Agreement to the contrary, the parties to the Purchase Agreement hereby agree that, in connection with any prepayments in full of the Specified Mortgage Loans in a Mortgage Pool (as defined in the Pooling and Servicing Agreement), the Servicer shall contribute from its own funds, to the extent that such contributions do not exceed the aggregate Servicing Fee for the Specified Mortgage Loans in such Mortgage Pool, any shortfall in the interest component thereof such that one month’s interest shall be deposited to the Custodial Account as defined in the Agreement.

6.

Indemnification by Master Servicer

The Master Servicer shall indemnify and hold harmless National City and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Master Servicer or any of its officers, directors, agents or affiliates of its obligations in connection with the preparation, filing and certification of any Form 10-K pursuant to the Pooling and Servicing Agreement or the negligence, bad faith or willful misconduct of the Master Servicer in connection therewith. In addition, the Master Servicer shall indemnify and hold harmless National City and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by any Servicer (as defined in the Pooling and Servicing Agreement), other than National City, of its obligations in connection with any back-up certification (or any other back-up documents) to any certification of any Form 10-K required to be provided by the Master Servicer, but solely to the extent the Master Servicer receives amounts from such Servicer in connection with any indemnification provided by such Servicer (in each case as defined in the Pooling and Servicing Agreement) to the Master Servicer.

7.

Continuing Effect

Except as contemplated hereby, the Agreement shall remain in full force and effect in accordance with its terms.

8.

Governing Law

This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

9.

Notices

Any notices or other communications permitted or required under the Agreement to be made to the Depositor and the Trustee shall be made in accordance with the terms of the Agreement and shall be sent to the Depositor and Trustee as follows:

In the case of JPMorgan Acquisition:

J.P. Morgan Mortgage Acquisition Corp.

270 Park Avenue, 10th Floor

New York, New York 10017

Attention: Carla Schriver

Telephone: (212) 834-5257

Facsimile: (917) 456-3292

With a copy to:

JPMorgan Chase & Co.

270 Park Avenue

New York, New York 10017

Attention: General Counsel’s Office

In the case of the Depositor:

J.P. Morgan Acceptance Corporation I

270 Park Avenue

New York, New York 10017

Attention:  J.P. Morgan Mortgage Trust 2007-A6

In the case of the Trustee:

HSBC Bank USA National Association

452 Fifth Avenue

New York, New York 10018

Attention:  CTLA - Structured Finance

In the case of National City:

National City Mortgage Company
Attention: Hugh Yeary
3232 Newmark Dr.
Miamisburg, Ohio 45342

With a copy to:

National City Mortgage Company

Attention: T. Jackson Case

3232 Newmark Dr.
Miamisburg, Ohio 45342

or to such other address as may hereafter be furnished by the Depositor and the Trustee to the parties in accordance with the provisions of the Agreement.

10.

Ratification

Except as modified and expressly amended by this Assignment, the Agreement is in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

11.

Counterparts

This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

12.

Definitions

Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

J.P. MORGAN MORTGAGE ACQUISITION

CORP.

By: /s/ Paul H. White

Name: Paul H. White

Title: Vice President

J.P. MORGAN ACCEPTANCE CORPORATION I

By: /s/ Paul H. White

Name: Paul H. White

Title: Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as Trustee of J.P. Morgan Mortgage Trust 2007-A6

By: /s/ Alexander Pabon

       Name: Alexander Pabon

Title: Vice President

NATIONAL CITY MORTGAGE CO.

By: /s/ Mary Beth Criswell

Name: Mary Beth Criswell

Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, not individually, but solely as Master Servicer

By: /s/ Shannon M. Rantz

Name: Shannon M. Rantz

Title: Vice President

EXHIBIT I

Mortgage Loan Schedule

[See Schedule A to Pooling and Servicing Agreement]